UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S.A. Government Reserves, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S.A. Government
Reserves


Annual Report
August 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate. Statements and other information herein are as dated and are subject to change.



Merrill Lynch U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch U.S.A. Government Reserves



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the 10-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003



A Discussion With Your Fund's Portfolio Manager


We took advantage of declining interest rates during the period by increasing our holdings in the longer end of the yield curve.


Discuss the economic conditions that existed during the period.

Economic news was mixed during the period. Late in 2002 and into 2003, U.S. economic activity slowed as the conflict in Iraq brought consumer and business spending to a standstill. Gross domestic product (GDP) for the first quarter of 2003 grew at only 1.4%, the same rate of growth as the disappointing fourth quarter of 2002. On the positive side, low mortgage rates supported the strength in the housing market and mortgage refinancing provided consumers with some financial flexibility.

As the geopolitical concerns subsided, economic growth began to show improvement, with 3.3% growth registered in the second quarter of 2003. By the end of August 2003, it was evident that the U.S. economy was growing still faster. Even if further increases in defense spending do not match up to second-quarter levels, we believe consumer spending and business investment expenditures should continue to push the economy to better than 4% growth in the second half of 2003.

Despite the generally favorable growth trend, the labor situation has remained weak. Although companies have generated profits, it has been achieved through productivity gains. With the consumer accounting for the majority of GDP, we believe an improvement in employment will be essential to sustainable above-trend economic growth. Other potential negatives for the economy going forward are an end to the mortgage-refinancing boom and the rapidly deteriorating fiscal situation at the Federal and state level.

Throughout the period, the Federal Reserve Board maintained its accommodative monetary policy, most recently dropping the Federal Funds rate to 1% at its June meeting. We expect short-term interest rates to remain at this level for some time as the Federal Reserve Board maintains its focus on achieving sustainable economic growth. While we believe short-term interest rates will inch higher as the potential for monetary tightening nears, we do not anticipate any interest rate increases until 2004.

How did the Fund perform in light of the existing market conditions?

For the year ended August 31, 2003, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 0.63%.* For the six-month period ended August 31, 2003, the Fund's net annualized divi-dend was 0.42%.* The Fund's seven-day yield as of August 31, 2003 was 0.27%.

The average portfolio maturity for the Fund at August 31, 2003 was 68 days, compared to 60 days at February 28, 2003.

As we began the period, investors were anticipating an economic recovery that was imminent. Based on this scenario, we adopted a more conservative strategy in managing the Fund. While Federal Reserve Board policy was extremely accommodative, we would not expect interest rates to remain at historical lows for a prolonged period of time. Fear of deflation, however, coupled with lack of job growth gave us comfort that the Federal Reserve Board would not shift monetary policy and increase interest rates. Treasury bill issuance reached record levels during the period, and reintroduction of the three-year Treasury note in the refunding cycle led to a steeper yield curve, with higher yields on the longer end of the curve.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003



How did you manage the Fund during the period?

Our approach was to take advantage of the declining interest rate environment, particularly by increasing our holdings in the longer end of the yield curve (the one-year-two-year range). As the period progressed, we gradually moved our average life from the 40-day range to the 70-day area. Our sector of choice for yield and price appreciation became the 15-month-18-month sector. While we expected interest rates would remain stable for the near term, we were more encouraged to increase our holdings in repurchase agreements modestly, which allowed us to extend on the yield curve. Recently, anticipation of a growing economy and increases to the Treasury borrowing schedule steepened the yield curve, enabling us to enter the market at higher levels.

How would you characterize the Fund's position at the close of the period?

We believe the Fund is well positioned going forward. We plan to maintain a longer average life, as the Federal Reserve Board has stated it will be slow to increase interest rates to ensure the economy's recovery. Our high liquidity base offers us opportunities to become more involved if interest rates move higher. The majority of our interest rate exposure currently is in the 12-month-15-month sector. This area has been the fulcrum of the yield curve, which has allowed us to "roll down" the yield curve and extend at higher levels as opportunities present themselves.


John Ng
Vice President and Portfolio Manager


September 12, 2003



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Schedule of Investments                                                     (In Thousands)
                                          Yield/
                         Face            Interest          Maturity
Issue                   Amount             Rate              Date                   Value
U.S. Government Obligations--37.7%

U.S. Treasury         $ 10,000               .915%          9/04/2003            $   9,999
Bills*                   3,000              1.012           9/04/2003                3,000
                         6,000              1.145           9/04/2003                6,000
                         3,400               .956           9/25/2003                3,398
                         1,300              1.009           1/02/2004                1,295
                         3,000              1.015           1/29/2004                2,987
                         3,000              1.017           1/29/2004                2,988
                           300              1.015           2/05/2004                  298
                           500              1.010           2/05/2004                  499

U.S. Treasury            2,500              2.75            9/30/2003                2,503
Notes                    1,000              2.75           10/31/2003                1,003
                         7,900              3.25           12/31/2003                7,957
                         2,600              3.625           3/31/2004                2,638
                         3,500              3.375           4/30/2004                3,552
                         4,050              2.875           6/30/2004                4,105
                         1,625              2.25            7/31/2004                1,640
                         5,900              2.125           8/31/2004                5,950
                         8,900              1.875           9/30/2004                8,955
                           800              2.125          10/31/2004                  807
                           600              1.75           12/31/2004                  602
                           300              1.50            2/28/2005                  299
                           300              1.50            7/31/2005                  298

Total U.S. Government Obligations
(Cost--$70,679)                                                                     70,773




Face
Amount                            Issue                                           Value
Repurchase Agreements--62.4%

$ 9,000    Bank of America Securities LLC, purchased
           on 8/26/2003 to yield 1.02% to 9/02/2003,
           repurchase price $9,000, collateralized by
           GNMA, 6% due 7/20/2033                                                $   9,000

  9,000    Barclays Capital, Inc., purchased on 8/29/2003
           to yield 1.02% to 9/02/2003, repurchase price
           $9,000, collateralized by U.S. Treasury Bills,
           0% due 1/02/2004                                                          9,000

  9,000    Citigroup Global Markets, Inc., purchased on
           8/25/2003 to 9/02/2003, repurchased to yield
           1% price $9,000, collateralized by GNMA,
           7% due 1/15/2033                                                          9,000


  9,000    Credit Suisse First Boston Corp., purchased
           on 8/26/2003 to yield 1.05% to 9/02/2003,
           repurchase price $9,000, collateralized by
           GNMA, 7% due 10/15/2033                                                   9,000




Face
Amount                            Issue                                           Value
Repurchase Agreements (concluded)

$ 9,000    Deutsche Bank Securities, Inc., purchased on
           8/28/2003 to yield 1.01% to 9/04/2003,
           repurchase price $9,000, collateralized by
           GNMA, 4% due 3/20/2033                                                $   9,000

  9,000    Goldman Sachs & Company, purchased on
           8/20/2003 to yield 0.98% to 9/19/2003,
           repurchase price $9,000, collateralized by
           GNMA, 5% due 7/15/2033                                                    9,000

  9,000    Greenwich Capital Markets, Inc., purchased
           on 8/28/2003 to yield 1.01% to 9/04/2003,
           repurchase price $9,000, collateralized by
           GNMA, 5% due 7/15/2033 to 8/15/2033                                       9,000

  8,990    HSBC Securities (USA), Inc., purchased on
           8/29/2003 to yield 1.02% to 9/02/2003,
           repurchase price $8,990, collateralized by
           U.S. Treasury STRIPS, 0% to 5.75% due
           8/15/2010 to 11/15/2012                                                   8,990

  9,000    J.P. Morgan Securities, Inc., purchased on
           8/28/2003 to yield 1.01% to 9/04/2003,
           repurchase price $9,000, collateralized by
           GNMA, 5.50% to 7.50% due 1/15/2008
           to 8/15/2033                                                              9,000

  9,000    Lehman Brothers, Inc., purchased on 8/25/2003
           to yield 1% to 9/02/2003, repurchase price
           $9,000, collateralized by GNMA, 5.50% to
           9.50% due 2/15/2006 to 3/15/2033                                          9,000

  9,000    Merrill Lynch Government Securities, Inc.,
           purchased on 8/28/2003 to yield 1.01%
           to 9/04/2003, repurchase price $9,000,
           collateralized by GNMA, 4.50% to 7%
           due 3/15/2008 to 7/20/2033**                                              9,000

  9,000    Morgan Stanley & Co., Inc., purchased on
           8/25/2003 to yield 0.97% to 9/02/2003,
           repurchase price $9,000, collateralized by
           GNMA, 5.35% to 7% due 9/15/2028 to 7/15/2038                              9,000

  9,000    UBS Warburg LLC, purchased on 8/27/2003 to
           yield 1.03% to 9/03/2003, repurchase price
           $9,000, collateralized by GNMA, 6.50%
           due 2/15/2032                                                             9,000

Total Repurchase Agreements (Cost--$116,990)                                       116,990
Total Investments (Cost--$187,669)--100.1%                                         187,763
Liabilities in Excess of Other Assets--(0.1%)                                        (115)
                                                                                 ---------
Net Assets--100.0%                                                               $ 187,648
                                                                                 =========


*U.S. Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                       Net              Interest
Affiliate                            Activity            Income

Merrill Lynch Government
Securities, Inc.                   $ 9,000,000          $28,872

See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Statement of Assets and Liabilities

As of August 31, 2003
Assets

               Investments, at value (identified cost--$187,669,266*)                                       $   187,763,420
               Cash                                                                                                   3,832
               Receivables:
                 Beneficial interest sold                                                 $     1,251,222
                 Interest                                                                         349,704         1,600,926
                                                                                          ---------------
               Prepaid registration fees                                                                             28,948
                                                                                                            ---------------
               Total assets                                                                                     189,397,126
                                                                                                            ---------------

Liabilities

               Payables:
                 Beneficial interest redeemed                                                   1,537,980
                 Distributor                                                                       99,982
                 Investment adviser                                                                68,300
                 Other affiliates                                                                  40,784         1,747,046
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                 1,648
                                                                                                            ---------------
               Total liabilities                                                                                  1,748,694
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   187,648,432
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of
               shares authorized                                                                            $    18,755,428
               Paid-in capital in excess of par                                                                 168,798,850
               Unrealized appreciation on investments--net                                                           94,154
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 187,554,278 shares
               of beneficial interest outstanding                                                           $   187,648,432
                                                                                                            ===============

*The aggregate cost of investments at August 31, 2003 for Federal income tax purposes was $187,669,715. As of August 31, 2003, net unrealized appreciation for Federal income tax purposes amounted to $93,705 of which $95,685 related to appreciated securities and $1,980 related to depreciated securities.

See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Statement of Operations

For the Year Ended August 31, 2003
Investment Income

               Interest and amortization of premium and discount earned                                     $     3,150,851
               Expenses
               Investment advisory fees                                                   $       970,069
               Distribution fees                                                                  252,493
               Transfer agent fees                                                                244,072
               Professional fees                                                                   68,889
               Registration fees                                                                   61,786
               Accounting services                                                                 59,371
               Trustee's fees and expenses                                                         44,974
               Printing and shareholder reports                                                    30,937
               Custodian fees                                                                      19,918
               Pricing fees                                                                         1,144
               Other                                                                               17,578
                                                                                          ---------------
               Total expenses                                                                                     1,771,231
                                                                                                            ---------------
               Investment income--net                                                                             1,379,620
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                     14,027
               Change in unrealized appreciation on investments--net                                              (101,997)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                              (87,970)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     1,291,650
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Statements of Changes in Net Assets

                                                                                                    For the Year
                                                                                                  Ended August 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $     1,379,620   $     4,118,244
               Realized gain on investments--net                                                   14,027            17,366
               Change in unrealized appreciation/depreciation on investments--net               (101,997)          (47,105)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             1,291,650         4,088,505
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

               Investment income--net                                                         (1,379,620)       (4,118,244)
               Realized gain on investments--net                                                 (14,027)          (17,366)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and
               distributions to shareholders                                                  (1,393,647)       (4,135,610)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                               379,696,037       452,678,290
               Value of shares issued to shareholders in reinvestment of dividends
               and distributions                                                                1,393,789         4,135,529
                                                                                          ---------------   ---------------
                                                                                              381,089,826       456,813,819
               Cost of shares redeemed                                                      (437,568,350)     (482,600,728)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions      (56,478,524)      (25,786,909)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (56,580,521)      (25,834,014)
               Beginning of year                                                              244,228,953       270,062,967
                                                                                          ---------------   ---------------
               End of year                                                                $   187,648,432   $   244,228,953
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
                 Investment income--net                           .0062        .0150        .0443        .0446        .0420
                 Realized and unrealized gain (loss) on
                 investments--net                               (.0004)      (.0001)        .0012        .0005      (.0010)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   .0058        .0149        .0455        .0451        .0410
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                         (.0062)      (.0150)      (.0443)      (.0446)      (.0420)
                 Realized gain on investments--net              (.0001)      (.0001)      (.0002)           --      (.0002)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                (.0063)      (.0151)      (.0445)      (.0446)      (.0422)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment return                             .63%        1.45%        4.59%        4.94%        4.29%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .82%         .80%         .92%         .84%         .82%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income and realized gain on
               investments--net                                    .65%        1.48%        4.49%        4.82%        4.22%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  187,648   $  244,229   $  270,063   $  395,851   $  615,881
                                                             ==========   ==========   ==========   ==========   ==========

See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholders' accounts.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003



Notes to Financial Statements (concluded)


FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2003, the Fund reimbursed MLIM $4,735 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 was as follows:


                                       8/31/2003        8/31/2002

Distributions paid from:
   Ordinary income                  $  1,393,272     $  4,134,427
   Net long-term capital gains               375            1,183
                                    ------------     ------------
Total taxable distributions         $  1,393,647     $  4,135,610
                                    ============     ============


As of August 31, 2003, there were no significant differences between the book and tax components of net assets.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003



Independent Auditor's Report


To the Shareholders and Board of Trustees of Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 22, 2003



Important Tax Information (unaudited)


Of the Fund's ordinary income distributions paid during the fiscal year ended August 31, 2003, 38.03% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis. The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gain distribution of $.0000020 per share payable to shareholders of record on August 30, 2003.

Please retain this information for your records.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Officers and Trustees (unaudited)
                                                                                           Number of
                                                                                           Portfolios in   Other Public
                       Position(s)  Length                                                 Fund Complex    Directorships
                       Held         Of Time                                                Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years  Trustee         Trustee
Interested Trustee

Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch      122 Funds       None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund      163 Portfolios
Princeton,             Trustee      and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1983 to   Funds since 1999; Chairman (Americas
Age: 62                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc., ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



Independent Trustees*


Donald W. Burton       Trustee      2002 to   Manager of the Burton Partnership,           23 Funds        ITC DeltaCom,
P.O. Box 9095                       present   Limited Partnership since 1979; Managing     37 Portfolios   Inc.; ITC Holding
Princeton,                                    General Partner of the South Atlantic                        Company, Inc.;
NJ 08543-9095                                 Venture Funds, Limited Partnerships and                      Knology, Inc.;
Age: 59                                       Chairman of South Atlantic Private Equity                    MainBancorp,
                                              Fund IV, Limited Partnership since 1983;                     N.A.; Pricare,
                                              Member of the Investment Advisory Council                     Inc.; Symbion,
                                              of the Florida State Board of Administration                 Inc.
                                              since 2001.


M. Colyer Crum         Trustee      1982 to   James R. Williston Professor of Investment   24 Funds        Cambridge
P.O. Box 9095                       present   Management Emeritus, Harvard Business        38 Portfolios   Bancorp
Princeton,                                    School since 1996; Chairman and Director,
NJ 08543-9095                                 Phaeton International, Ltd. from 1985 to
Age: 71                                       present; Director, Cambridge Bancorp since
                                              1969.


Laurie Simon Hodrick   Trustee      1999 to   Professor of Finance and Economics,          23 Funds        None
P.O. Box 9095                       present   Graduate School of Business, Columbia        37 Portfolios
Princeton,                                    University since 1998; Associate
NJ 08543-9095                                 Professor of Finance and Economics,
Age: 40                                       Graduate School of Business, Columbia
                                              University from 1996 to 1998.




MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003


Officers and Trustees (unaudited)(concluded)
                                                                                           Number of
                                                                                           Portfolios in   Other Public
                       Position(s)  Length                                                 Fund Complex    Directorships
                       Held         Of Time                                                Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years  Trustee         Trustee
Independent Trustees* (concluded)

David H. Walsh         Trustee      2003 to   Consultant with Putnam Investments since     21 Funds        None
P.O. Box 9095                       present   1998 and employed in various capacities      35 Portfolios
Princeton,                                    therewith from 1971 to 1992; Director, the
NJ 08543-9095                                 American Museum of Fly Fishing since 1998.
Age: 61


Fred G. Weiss          Trustee      1998 to   Managing Director of FGW Associates since    23 Funds        Watson
P.O. Box 9095                       present   1997; Vice President, Planning, Investment   37 Portfolios   Pharmaceu-
Princeton,                                    and Development of Warner Lambert Co.                        ticals, Inc.
NJ 08543-9095                                 from 1979 to 1997; Director, BTG Interna-
Age: 62                                       tional, PLC since 2001; Director, Watson
                                              Pharmaceuticals, Inc. since 2000.


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          1999 to   Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    and
Age: 43                             present


Kevin J. McKenna       Senior       1997 to   Managing Director of MLIM since 2000; Director (Global Fixed Income) of
P.O. Box 9011          Vice         present   MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 46


John Ng                Vice         2002 to   Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011          President    present   from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 50


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                       present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    thereof since 1998; Assistant General Counsel of Chancellor LGT Asset
NJ 08543-9011                                 Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Trustees.



Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The Board of Directors/Trustees of the Cluster A Merrill Lynch Funds determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S.A. Government Reserves


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves


Date: October 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves


Date: October 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: October 24, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.